UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    Form 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934


        Date of Report (Date of earliest event reported): August 29, 2007



                          INGLES MARKETS, INCORPORATED

             (Exact name of registrant as specified in its charter)

      North Carolina                 0-14706                 56-0846267
(State or other jurisdiction       (Commission             (IRS Employer
     of incorporation)             File Number)          Identification Number)


P.O. Box 6676, Asheville,NC                                            28816
(Address of principal executive offices)                            (Zip Code)

Registrant's telephone number, including area code            (828) 669-2941

                                       N/A
          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR
    230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
    240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))

Item 5.03   Amendment to Articles of Incorporation or Bylaws; Changes in Fiscal
Year

On August 29, 2007, the Board of Directors (the "Board") of Ingles Markets, Incorporated, a North Carolina corporation (the "Registrant") approved an amendment and restatement (the "Restatement") of the Registrant's Bylaws (the "Bylaws"), to be effective as of such date.

The Restatement amended the following provisions:

1) Section 2.1 of the Bylaws was amended to permit direct registration of shares of the Registrant's capital stock in accordance with the rules and regulations promulgated by The Nasdaq Stock Market, Inc. Prior to the Restatement, the Bylaws required physical stock certificates to be issued to each of the Registrant's shareholders.

2) Section 7.3 of the Bylaws was amended to permit the office of the Chairman of the Board and the office of the Registrant's Chief Executive Officer to be vested in two different individuals. Prior to the Restatement, the same individual was required to serve as the Chairman of the Board and the Registrant's Chief Executive Officer. The Restatement also more clearly delineated the duties and responsibilities of the Chairman of the Board, and the duties and responsibilities of the Registrant's Chief Executive Officer and President. In connection with the foregoing amendment, certain paragraphs of the Bylaws were renumbered.

The foregoing description of the Restatement does not purport to be complete and is qualified in its entirety by reference to such document, a copy of which is filed as an exhibit to this Current Report on Form 8-K.

Item 9.01   Financial Statements and Exhibits

       (d)  Exhibits.

            Exhibit No.  Description
            -----------  -----------

            3.1          Amended and Restated Bylaws of Ingles Markets,
                         Incorporated


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

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



Date: August 30, 2007                    INGLES MARKETS, INCORPORATED



                                         By: /s/Ronald B. Freeman
                                             ------------------------
                                             Ronald B. Freeman
                                             Chief Financial Officer


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

                                  EXHIBIT INDEX

Exhibit No.  Description
-----------  -----------

3.1          Amended and Restated Bylaws of Ingles Markets, Incorporated




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